EXHIBIT 10.3 FEDERAL SIGNAL CORPORATION SHORT TERM INCENTIVE BONUS PLAN WHEREAS, Federal Signal Corporation (the “Company”) has previously established the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “2015 Plan”); WHEREAS, pursuant to Section 12 of the 2015 Plan, the Compensation Committee (as defined herein) has the authority to issue cash incentive and bonus awards to any Participant (as defined herein). Such awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code (as defined herein); and WHEREAS, the Compensation Committee, pursuant to the authority granted to it in the 2015 Plan, hereby establishes the Federal Signal Corporation Short Term Incentive Bonus Plan (this “Plan”), as a sub-plan under the 2015 Plan, as an incentive for selected employees of the Company to improve corporate performance by providing each participating employee with an opportunity to receive a cash bonus payment based upon the attainment of certain performance criteria. 1. Definitions. The following terms shall have the meanings indicated when used in this Plan: (a) “Affiliate” means any entity that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company. The term “control,” as used in this Plan, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. (b) “Annual Operating Plan” or “AOP” means and represents management’s view of the potential performance of the Company as a whole and its individual businesses for a particular year based on identified challenges, risks and opportunities. The AOP process culminates with a Board review of each business’ annual plan during which the Board assesses the credibility of the plan. Based on the final annual plans of the businesses, management prepares the Company’s annual operating plan, which is also reviewed and approved by the Board of Directors. (c) “Bonus Award” means the annual bonus award calculated and distributed pursuant to this Plan. (d) “Board” means the Board of Directors of the Company. (e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

- 2 - (f) “Company” means Federal Signal Corporation, a Delaware corporation, and its subsidiaries. (g) “Compensation Committee” means the Compensation and Benefits Committee of the Board or subcommittee thereof as may be appointed pursuant to Section 4(a) of the 2015 Plan, or such other committee of the Board consisting of at least two people as the Board may appoint to administer the 2015 Plan, or, if no such committee has been appointed by the Board, the Board. (h) “Disability” means with respect to any Participant, the meaning ascribed to such term in a long-term disability plan applicable to such Participant except as otherwise provided in an award agreement issued hereunder. (i) “Eligible Employee” means any executive officer of the Company, as defined under Rule 3-b(7) of the Securities Exchange Act of 1934, as amended, or any individual employed by the Company or an Affiliate. (j) “Financial Performance Component(s)” has the meaning ascribed thereto in Section 6(a) below. (k) “Individual Objective Component(s)” shall have the meaning ascribed thereto in Section 6(b) below. (l) “Maximum Bonus Percentage” means and refers to 200% of the Target Bonus Percentage. (m) “Maximum Financial Performance” means and refers to the financial performance required to receive the Maximum Bonus Percentage Payout. (n) “Negative Discretion” means the discretion authorized by the 2015 Plan, and adopted in this Plan, to be applied by the Compensation Committee to eliminate or reduce the size of a Bonus Award consistent with Section 162(m) of the Code and the 2015 Plan. (o) “Participant” means an Eligible Employee selected and designated by the Compensation Committee to participate in this Plan. (p) “Performance Period” means the period beginning on January 1 and ending on December 31 of the same year. (q) “Plan” has the meaning ascribed thereto in the recitals above. (r) “Severance Plan(s)” shall mean and refer collectively to the Company’s Executive General Severance Plan, the General Severance Pay Plan, and the Federal Signal Corporation Executive Change in Control Agreement, as the same may be amended from time to time, and any successor plans to any of the foregoing.

- 3 - (s) “Target Financial Performance” means and refers to the financial goals set forth in the AOP, achievement of which qualifies Participants for distribution at the Target Bonus Percentage. (t) “Target Bonus Percentage” means the percentage of base salary distributed to a Participant upon achievement of the Target Financial Performance goals. (u) “Threshold Bonus Percentage” means and refers to 50% of the Participant’s Target Bonus Percentage. (v) “Threshold Financial Performance” means and refers to the financial performance required to receive the Threshold Bonus Percentage payout. (w) “162(m) Performance Criteria” has the meaning ascribed thereto in Section 9(d) below. 2. Participation in this Plan. The Compensation Committee from time to time shall select those Eligible Employees who shall be designated as Participants. 3. Bonus Awards. Bonus Awards under this Plan shall be granted on an annual basis, and each Bonus Award shall be based on the accomplishment of the performance criteria set forth below. 4. Establishing Financial Performance Ranges. Financial performance ranges will be developed after the approval of the AOP and shall be approved by the Compensation Committee. The financial performance ranges will include: Threshold Financial Performance, Target Financial Performance and Maximum Financial Performance. 5. Establishing Target Bonus Percentages. Each Participant shall have a Target Bonus Percentage established annually which shall in most cases be the same for all Participants in the same salary grade level. The applicable Target Bonus Percentages will be determined by the Compensation Committee based on market data. 6. Bonus Award Criteria. The Bonus Award is based upon two components: (i) the Financial Performance Component, which is based upon the extent to which actual financial results meet AOP objectives; and (ii) the Individual Objective Component, which is related to the numerical score achieved by the Participant in his/her annual performance review. The Compensation Committee shall periodically determine the weighting between these components as applied to the Bonus Award, which weightings may vary among Participants taking into account job responsibilities, salary grade level and ability to impact Company performance. (a) Financial Performance. The Financial Performance Component of the Bonus Award shall be calculated based on financial measures to be selected periodically by resolution of the Compensation Committee. The Compensation Committee retains discretion regarding adjustments to financial measures as permitted by the 2015 Plan.

- 4 - (b) Individual Objectives. The Individual Objective Component of the Participant’s Bonus Award is calculated based on the numerical rating that the Participant receives on his or her annual performance review. The Compensation Committee shall determine the performance rating/bonus opportunity scale for the Individual Objective Component of the Bonus Award and communicate it to Participants. Bonus Award payments shall be made as soon as practicable after the Compensation Committee makes the certifications described in Section 9(d) of this Plan, but in no event later than the March 15th immediately following the end of the applicable Performance Period. The Compensation Committee shall have absolute discretion regarding the form and timing (subject to the preceding sentence) of payment of the Bonus Award. 7. Termination of Employment. (a) Except as provided in Section 7(b) and (c) below, a Participant must be employed by the Company or an Affiliate on the date payment of awards for the Performance Period is made to earn a Bonus Award, unless otherwise expressly approved by the Compensation Committee. If a Participant’s employment is terminated for any reason other than as set forth in Section 7(b) and (c) below prior to the date payment of awards for the Performance Period is made, the Participant shall forfeit any right to earn and receive payment in respect of such Bonus Award, unless otherwise expressly approved by the Compensation Committee. (b) If the Company or an Affiliate terminates the employment of a Participant such that the Participant is eligible for benefits under a Severance Plan (it being understood that this shall not include a termination of the Participant’s employment by the Company or an Affiliate due to the death or Disability of such Participant), the Participant shall receive Bonus Award payments to the extent provided and in accordance with the terms of the applicable Severance Plan. In no event shall the Participant be entitled to claim Bonus Awards under both this Plan and the applicable Severance Plan. A Participant whose employment has been terminated by the Company or an Affiliate prior to date payment of awards for the Performance Period is made and who is not eligible to receive severance benefits under the applicable Severance Plan shall forfeit any right to earn and receive payment in respect of such Bonus Award, unless otherwise expressly approved by the Compensation Committee. (c) If the Participant’s employment with the Company or an Affiliate is terminated due to the Participant’s death or Disability, the Participant shall receive a Bonus Award payment in an amount equal to the Participant’s unpaid Bonus Award at the Target Bonus Percentage established for the Performance Period during which such termination occurs, multiplied by a fraction, the numerator of which shall be the number of days from the beginning of Performance Period to and including the date of termination and the denominator of which shall be 365. Such payment shall be paid as soon as administratively feasible following termination of employment.

- 5 - 8. Beneficiaries. Each Participant may file with the Compensation Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. 9. Administration. (a) This Plan shall be administered by the Compensation Committee. (b) The Compensation Committee shall have complete authority and discretion to interpret this Plan, to prescribe, amend, and rescind rules and regulations relating to this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan. Determinations made by the Compensation Committee in good faith shall be binding and conclusive on all persons. Benefits under this Plan will be paid only if the Compensation Committee decides in its discretion that the claimant is entitled to them. (c) In addition to any other powers set forth in this Plan, the Compensation Committee has the following powers: (i) To establish, amend and rescind appropriate rules and regulations relating to this Plan; (ii) To contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to this Plan or to any Bonus Awards; and (iii) Generally, to administer this Plan, and to take all such steps and make all such determinations in connection with this Plan and the Bonus Awards granted thereunder as it may deem necessary or advisable. (d) In addition to satisfaction of the Bonus Award criteria set forth in Section 6 above, no Bonus Award shall be paid hereunder for any applicable performance period unless the performance criteria for the Participants and targets identified annually by the Compensation Committee under the 2015 Plan for purposes of this Plan under Section 162(m) of the Code (the “162(m) Performance Criteria”) have also been achieved and properly certified. Following the completion of a performance period, the Compensation Committee shall review and certify in writing whether, and to what extent, the performance goals and other material terms have been achieved and, if so, calculate and certify

- 6 - in writing that amount of the Bonus Awards earned for the period based upon the components set forth in the 162(m) Performance Criteria and in Section 6. In determining the actual amount of a Bonus Award for a Performance Period, the Compensation Committee may reduce or eliminate the amount of the Bonus Award through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. In no event shall a Bonus Award exceed the maximum amount allowed to be payable to any single Participant under Section 5(b) of the 2015 Plan. 10. Amendment or Termination of this Plan. The Compensation Committee or its authorized designee may from time to time amend or revise the terms of this Plan in whole or in part, or may terminate this Plan at any time. Notwithstanding the foregoing, the Compensation Committee or its authorized designee reserves the right to terminate this Plan and cancel any Bonus Awards granted before termination in its sole discretion, at any time and for any reason. 11. Effective Date. This Plan is effective as of January 1, 2016. This Plan replaces the Federal Signal Corporation 2009 Short Term Incentive Bonus Plan (as amended and restated in March 2013) as of the Effective Date. 12. Withholding Taxes. The obligations of the Company to make Bonus Award payments under this Plan shall be subject to applicable federal, state, and other taxes and withholding obligations. 13. Non-Exclusivity of Plan. The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases. 14. Non-Alienation. No interest under this Plan may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. 15. No Right to Employment. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any award agreement.

- 7 - 16. Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant or his or her beneficiary, as applicable, nothing contained in this Plan or any Bonus Award shall give any such Participant or such beneficiary, as applicable, any rights that are greater than those of a general creditor of the Company. 17. Recovery of Compensation. In the event that: (a) the payment of any Bonus Award paid or issued under this Plan to officers designated as such under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, was predicated upon the achievement a Financial Performance Component or other financial or performance results; (b) subsequent to such payment, the Company is required to prepare an accounting restatement with respect to such financial results or it is otherwise determined by the Board that such performance results were materially inaccurate; and (c) based upon the restated financial results or otherwise corrected performance results, the amount of such Bonus Award based upon a Financial Performance Component would have been less than the amount previously paid to such executive officer, then the Board, to the extent practicable, shall require reimbursement from each such executive officer, in an amount equal to the amount by which such executive officer’s Bonus Award based upon a Financial Performance Component for the relevant period exceeded the lower payment that would have been made based on the restated financial results or corrected performance results, plus a reasonable rate of interest. All Bonus Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt of any Bonus Award) shall be subject to the provisions of any additional clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or applicable award agreement. 18. General. (a) Relationship with 2015 Plan. If there is any inconsistency between the terms of this Plan and the terms of the 2015 Plan, the 2015 Plan’s terms shall completely supersede and replace the conflicting terms of this Plan. (b) Award Agreement. Each Bonus Award under this Plan shall be evidenced by an award agreement, which may be a certificate or statement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify Bonus Award criteria and any other terms and conditions of the Bonus Award. The terms of any Bonus Award issued hereunder shall be binding upon the executors, administrators, beneficiaries, successors and assigns of the Participant.

- 8 - (c) Governing Law and Venue. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or other substantive provisions of Federal law, this Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof. (d) Severability. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of this Plan in such circumstances is not consistent with its purposes. (e) Undefined Terms. Unless the context requires another meaning, any term not specifically defined in this Plan shall be used in the sense given to it by the Code. (f) Headings. All headings in this Plan are for reference only and are not to be utilized in construing this Plan. (g) Conformity with Section 409A of the Code. This Plan is intended to be exempt from coverage from Section 409A of the Code and shall be interpreted and construed in a manner consistent with such intention. There shall be no acceleration or subsequent deferral of the time or schedule of any payment under this Plan except as permitted under Section 409A and the express terms of this Plan. (h) Gender. Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons of any gender. (i) Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.